                                                                   EXHIBIT 10.12





                           KEY CORPORATE CAPITAL INC.
                              66 SOUTH PEARL STREET
                             ALBANY, NEW YORK 12207




                                                  May 31, 2000
Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
250 South Clinton Street
Syracuse, New York  13202

         RE:  KEY CORPORATE CAPITAL INC. CREDIT FACILITIES

Ladies and Gentlemen:

         Reference is made to that certain master loan commitment issued by Key Corporate Capital Inc. (the "Lender") to ALS-Northeast, LLC dated May 5, 1998 and accepted by ALS-Northeast, LLC on May 6, 1998 (the "Master Commitment"). Pursuant to the Master Commitment and pursuant to project-specific commitments between Lender and each of you (individually, a "Borrower" and collectively, the "Borrowers"), the Lender has extended or is extending credit facilities to each Borrower (individually, a "Credit Facility" and collectively, the "Credit Facilities"). Each of the Credit Facilities is evidenced by a secured promissory note (individually, a "Note" and collectively, the "Notes") and is secured by various documents executed and delivered by each Borrower to the Lender (collectively, the "Loan Documents") in respect to the specific project (the "Project") owned by each Borrower. Capitalized terms used herein but not defined shall have the meaning set forth in the Loan Documents.

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 2



         This letter shall constitute: (1) an amendment of the Master Commitment with respect to financial covenants required to be maintained by Alterra Healthcare Corporation ("Alterra") and (2) an amendment of each of the Notes and each of the Loan Documents with respect to the financial covenants required to be maintained by Alterra.

         Effective on this date hereof, any financial covenant required to be maintained by Alterra and set forth in the Master Commitment, as amended, any of the Notes or any of the Loan Documents shall be deleted in its entirety, and replaced with the following financial covenants:

         1. MINIMUM CONSOLIDATED NET WORTH. Alterra will not permit the sum of its (i) Consolidated Net Worth, (ii) the aggregate liquidation value of its outstanding preferred stock, if any, which was issued in connection with the New Capital Funding Requirement (including any additional shares of preferred stock issued thereafter as an additional investment in Alterra or as "payment in kind" of accrued dividends), and (iii) the aggregate principal amount of its outstanding subordinated Indebtedness, if any, which was issued in connection with the New Capital Funding Requirement (as hereinafter defined) and is subordinate to the Obligations (including any Additional Debentures [as defined in the Purchase Agreement] or other additional subordinated Indebtedness issued thereafter as an additional investment in Alterra or as "payment in kind" of accrued interest), at any time to be less than $150,000,000, except that (excluding amounts which would result in double-counting by reason of inclusion in more than one of the following paragraphs (a) through (k)):

               (a) effective as of the end of Alterra's fiscal quarter ended June 30, 1999, the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by 50% of the Consolidated Net Income of Alterra for the two fiscal quarters ended on such date, if any (there being no reduction in the case of any such Consolidated Net Income which reflects a deficit);

               (b) effective as of the end of Alterra's fiscal quarter ended September 30, 1999, and as of the end of each fiscal quarter thereafter, the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by 50% of the Consolidated Net Income of Alterra for the fiscal quarter ended on such date, if any (there being no reduction in the case of any such Consolidated Net Income which reflects a deficit);

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 3


               (c) the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by an amount equal to 75% of the cash proceeds (net of underwriting discounts and commissions and other customary fees and costs associated therewith) from any sale or issuance of equity by Alterra after December 31, 1998 (other than any sale or issuance to any Subsidiary or to management or employees pursuant to employee benefit plans of general application);

               (d) the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by an amount equal to 75% of (x) the principal amount of Indebtedness or (y) the higher of stated value or liquidation value of Redeemable Stock, as the case may be, which Indebtedness or Redeemable Stock is converted or exchanged after December 31, 1998 into common stock of Alterra or any of its Subsidiaries;

               (e) the foregoing amount (as it may from time to time be adjusted as herein provided), shall be increased by an amount equal to 75% of the increase in Consolidated Net Worth attributable to the issuance of common stock or other equity interests subsequent to December 31, 1998 as consideration in any Acquisition;

               (f) effective as of the end of Alterra's fiscal quarter ended December 31, 1999, the foregoing amount (as it may from time to time be adjusted as herein provided), shall be decreased by the lesser of (A) 75% of the aggregate non-cash charges taken during such fiscal quarter, if any, and (B) $33,750,000;

               (g) the foregoing amount (as it may from time to time be increased or decreased as herein provided), shall be increased (without duplication of any increases pursuant to paragraphs (c) or (d) hereof) by an amount equal to 75% of the cash proceeds (net of underwriting discounts and placement commissions and other customary fees and costs associated therewith) from any sale or issuance by Alterra of the Initial Securities or any Additional Debentures (as such terms are defined in the Purchase Agreement);

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 4

               (h) the foregoing amount (as it may from time to time be increased or decreased as herein provided), shall be decreased by an amount, not in excess of $25,000,000 in the aggregate, representing 75% of the non-cash losses from the sale of assets outside the ordinary course of business subsequent to March 31, 2000;

               (i) the foregoing amount (as it may from time to time be increased or decreased as herein provided), shall be decreased by an amount, not in excess of $10,000,000 in the aggregate, representing 75% of the non-recurring losses or charges incurred after March 31, 2000 related to the reduction or elimination of overhead or other costs, charges or expenses in connection with a restructuring of Alterra's stock option program;

               (j) the foregoing amount (as it may from time to time be increased or decreased as herein provided), shall be decreased by 75% of the amount of any reduction made after March 31, 2000 in the book or tax carrying cost of any assets as a result of any change in GAAP; and

               (k) the foregoing amount (as it may from time to time be increased or decreased as herein provided), shall be increased (without duplication of any increases pursuant to paragraph (d) hereof) by 75% of the amount of interest "paid-in-kind" or otherwise treated as an accretion to principal pursuant to the terms of the Initial Securities or the Additional Debentures (as such terms are defined in the Purchase Agreement).

         2. LEASE AND DEBT SERVICE COVERAGE RATIO. Subject to subsection (iii) below, (i) Alterra will not permit the ratio of (x) Consolidated EBITDAR for any Testing Period, to (y) Consolidated Lease and Debt Service Charges for such Testing Period to be less than the amount indicated below for such Testing Period:

          TESTING PERIOD                                      RATIO

          Testing Period consisting of the single fiscal      .85 to 1.00
          quarter ended March 31, 2000

          Testing  Period   consisting  of  the  two  fiscal  .80 to 1.00
          quarters ended June 30, 2000

          Testing Period consisting of the three fiscal       .85 to 1.00
          quarters ended September 30,

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 5

          2000

          Testing Period ended December 31, 2000              .90 to 1.00

          Testing Period ended March 31, 2001                 .90 to 1.00

          Testing Period ended June 30, 2001                  .97 to 1.00

          Testing Period ended September 30, 2001            1.05 to 1.00

          Testing Period ended December 31, 2001             1.10 to 1.00

          Testing Period ended March 31, 2002                1.15 to 1.00

          Testing Period ended June 30, 2002                 1.20 to 1.00

          Any Testing Period thereafter                      1.25 to 1.00

                  (ii) Subject to Section (iii) below, Alterra will not permit the ratio of (x) Consolidated EBITDAR for any Testing Period, to (y) Consolidated Lease and Debt Service Charges for such Testing Period to be less than the amount indicated below for such Testing Period:

TESTING PERIOD                                   RATIO

Testing Period consisting of the single fiscal    .85 to 1.00
quarter ended March 31, 2000

Testing Period consisting of the two fiscal       .75 to 1.00
quarters ended June 30, 2000

Testing Period consisting of the three fiscal     .75 to 1.00
quarters ended September 30, 2000

Testing Period ended December 31, 2000            .80 to 1.00

Testing Period ended March 31, 2001               .85 to 1.00

Testing Period ended June 30, 2001                .90 to 1.00

Testing Period ended September 30, 2001           .95 to 1.00

Testing Period ended December 31, 2001           1.05 to 1.00

Testing Period ended March 31, 2002              1.10 to 1.00

Testing Period ended June 30, 2002               1.15 to 1.00

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 6

Testing Period ended September 30, 2002          1.20 to 1.00

Any Testing Period thereafter                    1.25 to 1.00


                  (iii) If Alterra fails to satisfy the ratio set forth in subsection (i) hereof, for any Testing Period but does satisfy the ratio set forth in subsection (ii) hereof, for such Testing Period, then such failure shall not constitute an Event of Default under the Master Commitment or the Loan Documents if, within forty-five (45) days following the end of the applicable Testing Period, (A) Alterra (x) notifies the Administrative Agent under the Credit Agreement (as defined in subsection [v] hereof) and demonstrates that it has sufficient Carry-Over QLE Credit such that when such Carry-Over QLE Credit is added to and considered part of Consolidated EBITDAR for such Testing Period, the ratio set forth in subsection (i) shall be satisfied, or (y) completes what it believes is a Qualifying Liquidity Event resulting in net cash proceeds which, if added to and considered to be part of Consolidated EBITDAR for such Testing Period would result in the ratio required by subsection (i) being complied with, and Alterra notifies the Administrative Agent thereof and provides evidence of the occurrence thereof in reasonable detail (including, without limitation, a written description of the information provided to the Board of Directors of Alterra with respect to any sale of residence-level assets, including the location of the asset, financial performance of the asset for the most recent year and the projected following year, the current financing of the asset and anticipated cash proceeds resulting from the sale, and further including a representation to the Administrative Agent and the Lenders that the sale of such asset would not result in a future violation of any covenant contained in the Credit Agreement), together with a computation in reasonable detail of the ratio set forth in subsection
         (i) which gives effect to the net cash proceeds received from such Qualifying Liquidity Event, together with the Carry-Over QLE Credit, if any, and (B) the Administrative Agent confirms its belief that there is a sufficient Carry-Over QLE Credit and/or a Qualifying Liquidity Event has occurred and that Alterra's computations support the conclusion that no Event of Default occurred by virtue of this subsection (iii) and so notifies the parties hereto (which notice the Administrative Agent shall issue promptly upon confirmation of such conditions).

                  (iv) If on a single occasion during any single fiscal quarter ended after March 31, 2000, Alterra incurs non-recurring losses or charges related to the reduction or elimination of overhead or other costs, charges or expenses in connection with a

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 7

         restructuring of Alterra's stock option program, then notwithstanding anything to the contrary contained in this Guaranty, in computing Consolidated EBITDAR for any Testing Period which includes such fiscal quarter, for purposes of subsections (i) and (ii) only, the aggregate amount of such non-recurring cash losses and charges, up to a maximum of $2,500,000, shall be an addition to and considered part of Consolidated EBITDAR.

                  (v) If during any fiscal quarter ended after March 31, 2000, Alterra or any Affiliate receives advances of loan proceeds pursuant to
         (i) the Master Construction Line of Credit Agreement dated as of August 31, 1999 among Third Party Investors I, LLC, the lending institutions named therein, the co-agents named therein and Key Corporate Capital Inc. as administrative agent, as amended (the "CREDIT AGREEMENT"), (ii) the Master Construction Line of Credit Agreement dated as of October 6, 1998 among Alterra, the borrowers which become a party thereto, the lending institutions (the "Lenders") named therein, the co-agents named therein and Key Corporate Capital Inc. as administrative agent, as amended (the "OCTOBER 1998 CREDIT AGREEMENT"), or (iii) the Master Commitment or the Loan Documents related to project lease-up interest expense or project lease-up operating deficits (but only to the extent that such losses would be reflected on the financial statements of Alterra with respect to such advances pursuant to the Master Commitment or the Loan Documents), THEN notwithstanding anything to the contrary contained in this Agreement, in computing Consolidated EBITDAR for any Testing Period which includes such fiscal quarter, for purposes of subsections (i) and (ii) only, the aggregate amount of such advances shall be an addition to and considered part of Consolidated EBITDAR.

         3. MINIMUM CASH & CASH EQUIVALENTS.

                  (i) Alterra will not permit the aggregate of its unrestricted cash and Cash Equivalents, together with the undisbursed funds deposited by Alterra pursuant to section 4(e) of Amendment No. 2 to the Credit Agreement and section 4(f) of Amendment No. 4 to the October 1998 Credit Agreement), at any time, to be less than $10,000,000, provided, however, that the covenant contained in this Section 3(i) shall be of no further force or effect upon the satisfaction of the ratio of (a) Consolidated EBITDAR for any fiscal quarter, to (b) Consolidated Lease and Debt Service Charges for such fiscal quarter, exceeds 1.0 to 1.0 for two (2) consecutive fiscal quarters, with the first eligible fiscal quarter to be measured hereunder being the fiscal quarter ending June 30, 2000, and continued maintenance of such ratio thereafter; and

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 8

                  (ii) Alterra will not permit the aggregate of its unrestricted cash and Cash Equivalents, together with the undisbursed funds deposited by Alterra pursuant to section 4(e) of Amendment No. 2 to the Credit Agreement and section 4(f) of Amendment No. 4 to the October 1998 Credit Agreement), as of the end of any fiscal quarter, to be less than $20,000,000, provided, however, that the covenant contained in this subsection (ii) shall be of no further force or effect upon the satisfaction of both (a) the sale of Additional Debentures (as defined in the Purchase Agreement) resulting in cash proceeds of at least $50,000,000 (net of underwriting discounts and placement commissions and other customary fees and costs associated therewith), and (b) the ratio of (x) Consolidated EBITDAR for any fiscal quarter, to (y) Consolidated Lease and Debt Service Charges for such fiscal quarter, exceeds 1.20 to 1.00 for two consecutive fiscal quarters, with the first eligible fiscal quarter to be measured hereunder being the fiscal quarter ending June 30, 2000.

         4. NEW DEVELOPMENT PROHIBITION. Neither Alterra nor any of its Subsidiaries will (a) commence construction of the three so-called land-only Devco II projects, (b) continue construction of the six halted and secured so-called Devco II projects commonly known as Clare Bridge Cottage of Valley Station (Valley Station I), Sterling House of Valley Station (Valley Station II), Clare Bridge of Frederick (Frederick I), Sterling House of Frederick (Frederick II), Clare Bridge of Irving VRI, and Clare Bridge of New Castle (New Castle I) or (c) begin any other construction or development projects, unless appropriate financing for such project(s) has been arranged and closed and information with respect to such financing has been forwarded to the Administrative Agent prior to the commencement of construction, including projections demonstrating compliance with the financial covenants contained herein throughout the construction period.

         5. CASH PAYMENTS ON INITIAL SECURITIES, ETC; PREPAYMENTS AND REFINANCINGS OF SUBORDINATED AND OTHER DEBT, ETC. (a) Alterra will not make any payment or prepayment in cash in respect of the principal, liquidation or stated value of, or the interest or dividends or premium or "make whole" on, or the repurchase, redemption or prepayment price of, or the sinking or similar fund in respect of, any of the Initial Securities or the Additional Debentures (as such terms are defined in the Purchase Agreement), whether now outstanding or hereafter incurred or arising,

                  (i) prior to May 31, 2004; or

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 9

                  (ii) thereafter if a Default or Event of Default has occurred and is continuing or would result therefrom;

         OTHER than any nominal cash payments (A) for fractional shares in connection with the conversion or exchange of any of the Initial Securities or the Additional Debentures or the pay-in-kind securities issued with respect to the Initial Securities or the Additional Debentures into common stock of Alterra or the issuance of pay-in-kind securities in payment of dividends on the Initial Securities or the pay-in-kind securities issued with respect to the Initial Securities, and (B) for fractional principal amounts of additional subordinated Indebtedness issued as "payment-in-kind" of accrued interest or coupon payments on the Initial Securities or the Additional Debentures or the pay-in-kind securities issued with respect to the Initial Securities or the Additional Debentures.

         (b) Alterra will not, and will not permit any of its Subsidiaries to, make (or give any notice in respect thereof) any voluntary or optional prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of, or refinance or refund, any of the Initial Securities or the Additional Debentures (as such terms are defined in the Purchase Agreement), whether now outstanding or hereafter incurred or arising (other than exchanges, refinancing or refunds for equity or debt which are at least as subordinate as the debentures which are Initial Securities and the Additional Debentures).

         6. MODIFICATION OF INDENTURE, PREFERRED STOCK TERMS OR RELATED DOCUMENTS. Alterra will not enter into any amendment to or modification or change of the terms of the Indenture or the Preferred Stock (each as defined in the Purchase Agreement) or any other documents related thereto, each as in effect on the date hereof or any documents entered into in connection with any refinancing or refunding related thereto, unless in any such case, (i) such amendment, modification or change would not materially and adversely affect the interest of the Lenders as senior creditors of Alterra, and (ii) prior to the effectiveness thereof, Alterra shall have notified the Administrative Agent (as defined in the Credit Agreement) of such amendment, modification or change and provided copies of any documents related thereto to the Administrative Agent.

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 10



         7. LENDER'S ACKNOWLEDGMENT. The Lender hereby acknowledges and agrees that:

                  The execution and delivery of the Purchase Agreement and the consummation of the sale of the Initial Securities as contemplated thereunder shall satisfy the obligations of the Borrower set forth in section 4 of the letter agreement dated March 30, 2000 among the parties hereto (the "Letter Agreement"), and such section 4 shall be deemed amended to reflect that the requirements thereof are already satisfied. Lender further acknowledges and agrees that the most favored covenant requirement of section 7 of the Letter Agreement shall be deleted and of no further force and effect upon the consummation of the sale of the Initial Securities.

         8. DISTRIBUTIONS. Alterra will not make any distributions or other payments to any of its shareholders, in their capacity as shareholders, other than dividends in stock or other equity securities of Alterra and non-cash coupons on equity and debt securities issued pursuant to the New Capital Funding Requirement, from the date hereof until such time as the ratio of (a) Consolidated EBITDAR for any Testing Period consisting of the immediately preceding 4 fiscal quarters, to (b) Consolidated Lease and Debt Service Charges for such Testing Period, shall exceed 1.25 to 1.00 for such Testing Period, with the first eligible Testing Period to be measured hereunder being the 4 fiscal quarters ending March 31, 2000, provided, however, no such distributions shall be made prior to December 31, 2000.

         9. CONSOLIDATED SENIOR INDEBTEDNESS TO CONSOLIDATED TOTAL CAPITALIZATION RATIO. Alterra shall not permit the ratio of (a) its Consolidated Senior Indebtedness to (b) its Consolidated Total Capitalization to exceed .7 to 1.0, provided, however, that during the period from December 31, 1999 to June 30, 2000, so long as Alterra is in compliance with section 4 of the Letter Agreement during such period, such ratio shall not exceed .73 to 1.0.

         Terms used herein and defined in the October 1998 Credit Agreement (as herein defined) still have the meanings set forth therein. For the purposes of this letter, the following terms shall have the meanings herein specified unless the context otherwise requires:

         "ACQUISITION" shall mean and include (i) any acquisition on a going concern basis (whether by purchase, lease or otherwise) of any facility and/or business operated by any person who is not a Subsidiary of Alterra, and (ii) acquisitions of a majority of the outstanding equity or other similar interests in any such person (whether by merger, stock purchase or otherwise).

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 11

         "CARRY-OVER QLE CREDIT" shall mean excess net cash proceeds resulting from a Qualifying Liquidity Event which have not been previously utilized in accordance with section (iii) of section 2 hereof to cause compliance with section (i) of section 2 hereof.

         "CONSOLIDATED AMORTIZATION EXPENSE" shall mean, for any period, all amortization expenses of Alterra and its Subsidiaries, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED DEPRECIATION EXPENSE" shall mean, for any period, all depreciation expenses of Alterra and its Subsidiaries, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED EBIT" shall mean, for any period, Consolidated Net Income for such period, plus (A) the sum of the amounts for such period included in determining such Consolidated Net Income of (i) Consolidated Interest Expense,
(ii) Consolidated Income Tax Expense, and (iii) extraordinary and other non-recurring non-cash losses and charges (including non-cash losses and charges attributable to the sale of assets by Alterra which may not qualify as extraordinary or non-recurring in accordance with GAAP), less (B) gains on sales of assets and other extraordinary gains and other non-recurring non-cash gains, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP (except as otherwise explicitly provided herein).

         "CONSOLIDATED EBITDAR" shall mean, for any period, Consolidated EBIT for such period, plus the sum for such period of (i) Consolidated Depreciation Expense, (ii) Consolidated Amortization Expense, and (iii) Consolidated Rental Expense, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED INCOME TAX EXPENSE" shall mean, for any period, all provisions for taxes based on the net income of Alterra or any of its Subsidiaries (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, total interest expense (including that which is attributable to Capital Leases and Synthetic Leases) of Alterra and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Alterra and its Subsidiaries, all as determined in accordance with GAAP, but (i) including in any event net costs under Hedge Agreements, and (ii) excluding in any event (x) any amortization or write-off of deferred financing costs, and (y) any interest during construction which is capitalized in

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 12

accordance with GAAP. If Alterra uses the net interest method of accounting, in which interest expense is determined net of interest income in accordance with GAAP, then Consolidated Interest Expense may be determined on such basis.

         "CONSOLIDATED LEASE AND DEBT SERVICE CHARGES" shall mean, for any period, the sum for such period of (1) Consolidated Interest Expense, (2) Consolidated Rental Expense, (3) scheduled or mandatory repayments, prepayments or redemptions of the principal of Indebtedness and the stated or liquidation value of Redeemable Stock (including required reductions in committed credit facilities), and (4) without duplication of any amount included under the preceding clause (3) scheduled payments representing the principal portion of Capitalized Leases and Synthetic Leases, all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED NET INCOME" shall mean for any period, the net income (or loss) of Alterra and its Subsidiaries on a consolidated basis for such period as a single accounting period determined in conformity with GAAP.

         "CONSOLIDATED NET WORTH" shall mean, at any time for the determination thereof, to the extent not included in subsection (ii) and (iii) of Section 1. hereof, all amounts which, in conformity with GAAP, would be included under the caption "total stockholders' equity" (or any like caption) on a consolidated balance sheet of Alterra as of such date provided that in no event shall Consolidated Net Worth include any amounts in respect of Redeemable Stock.

         "CONSOLIDATED RENTAL EXPENSE" shall mean, for any period, all basic rental expenses of Alterra and its Subsidiaries (exclusive of any thereof specifically intended to cover taxes, maintenance, insurance or similar charges), all as determined for Alterra and its Subsidiaries on a consolidated basis in accordance with GAAP, provided that Consolidated Rental Expense shall be computed without duplication of any amounts in respect of any Capital Lease or Synthetic Lease which is included in Consolidated Interest Expense.

         "MAY 5, 2000 MODEL" shall mean the financial projections prepared by Alterra's management for Alterra and its Subsidiaries consisting of, among other things, a projected balance sheet, income statement and cash flow statement for its fiscal years ended December 31, 1999 through December 31, 2002.

         "PURCHASE AGREEMENT" shall mean the Purchase Agreement dated as of April 26, 2000 by and among Alterra as seller and RDVEPCO, L.L.C., Group One Investors L.L.C. and Holiday Retirement 2000 L.L.C. as purchasers, as amended by the First Amendment thereto.

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 13

         "QUALIFYING LIQUIDITY EVENT" shall mean the completion of one or more of the following types of transactions which are not contemplated in the May 5, 2000 Model, resulting in net cash proceeds received after May 31, 2000:

         (i) the sale of Additional Debentures (as defined in the Purchase Agreement) pursuant to section 2.2 of the Purchase Agreement;

         (ii) the sale of assets of Alterra, with a limit on net cash proceeds from the sale of residence-level assets of $25,000,000 and which sale of residence-level assets shall (A) exclude any Projects, and any projects financed under the October 1998 Credit Agreement, the Master Commitment or the Credit Agreement, and (B) be sold at not less than fair market value;

         (iii) the sale of shares of capital stock of Alterra (other than Redeemable Stock and other than pursuant to the Purchase Agreement);

         (iv) the sale of subordinated debt securities of Alterra, provided such subordinated debt securities (A) have a maturity of at least five years and no sinking fund or similar requirements, (B) are subordinated to the Obligations on terms satisfactory to the Lender, and (C) such subordinated debt securities are not in replacement of Indebtedness of Alterra or any of its Affiliates;

         (v) the refinance of assets of Alterra to the extent that actual cash is made available to Alterra in excess of that reflected in the May 5, 2000 Model; and

         (vi) the procurement of bridge financing (other than the debt evidenced by the Amended and Restated Loan Agreement dated as of February 3, 2000 between Alterra and RDVEPCO, L.L.C., a Michigan limited liability company, in the original principal amount of $15,000,000 as thereafter increased to $35,000,000 and other than bridge financing referenced in the Purchase Agreement) on terms satisfactory to the Required Lenders, which terms shall include, but not be limited to, (A) subordination of such bridge financing to the Obligations, (B) Alterra will not make any payments pursuant to such bridge financing until such time as the ratio of (I) Consolidated EBITDAR for any Testing Period consisting of the immediately preceding 4 fiscal quarters, to (II) Consolidated Lease and Debt Service Charges for such Testing Period, shall exceed

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 14

         1.25 to 1.00 for such Testing Period, and such ratio shall have been achieved for two consecutive Testing Periods, and (C) the amount of such payments shall be limited to the amount which if included in Consolidated Lease and Debt Service Charges for the most recent Testing Period, the ratio of (I) Consolidated EBITDAR for such Testing Period consisting of the immediately preceding 4 fiscal quarters, to (II) Consolidated Lease and Debt Service Charges for such Testing Period, shall exceed 1.10 to 1.00 for such Testing Period.

         "REDEEMABLE STOCK" shall mean with respect to any person which is a corporation, any capital stock of such corporation, and with respect to any person which is not a corporation, any equity interests of such person which are similar to capital stock, in each case that (i) is by its terms subject to mandatory redemption, in whole or in part pursuant to a sinking fund, scheduled redemption or similar provisions, at any time prior to the latest date when any Loans could mature under section 2.7 of the Credit Agreement; (ii) otherwise required to be repurchased or retired on a scheduled date or upon the occurrence of any event or circumstance, at the option of the holder or holders thereof, or otherwise, at any time prior to the latest date when any Loans could mature under section 2.7 of the Credit Agreement, other than any such repurchase or retirement occasioned by a "change of control" or similar event. The term "change of control" shall not include any event or circumstances in which RDVEPCO, L.L.C., Group One Investors, L.L.C., and/or Holiday Retirement 2000, LLC (any such person, together with any person who through the ownership of securities or other equity interests controls any such person, collectively the "PURCHASERS") acquires or holds, pursuant to the Purchase Agreement, or any subsequent agreement among some or all of the Purchasers and Alterra, or otherwise, convertible or exchangeable debt and/or convertible or exchangeable preferred stock, or warrants, rights or options to acquire capital stock of or other equity interests in Alterra, or any common stock or other securities of or equity interests in Alterra issuable upon conversion or exchange of any of the foregoing, representing beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of more than 50%, on a fully diluted basis, of the economic or voting interest in Alterra's capital stock or by more than 50% (by number of shares) of the issued and outstanding stock of Alterra.

         "SUBSIDIARY" of any person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 15

time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of Alterra.

         "TESTING PERIOD" shall mean for any determination a single period consisting of the four consecutive fiscal quarters of Alterra then last ended (whether or not such quarters are all within the same fiscal year) except that if a particular provision of this Agreement indicates that a Testing Period shall be of a different specified duration, such Testing Period shall consist of the particular fiscal quarter or quarters of Alterra then last ended which are so indicated in such provision.

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 16


         Would you please countersign this letter in the space provided therefor below to indicate your agreement to the terms set forth herein.

                                   Sincerely,

                                   KEY CORPORATE CAPITAL INC.


                                   By:      /s/
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

Agreed and accepted to this 31st day of May, 2000


ALS-NORTHEAST, LLC
By:  Assisted Living Equities, LLC,
         its member


By:       /s/ Mark A. Belanger
   --------------------------------------------------
Name:         Mark A. Belanger
     ------------------------------------------------
Title:        Authorized Executive Committee Member
      -----------------------------------------------


ITHACA BUNDY ROAD, LLC
By:  Assisted Living Equities, LLC,
         its member


By:       /s/ Mark A. Belanger
   --------------------------------------------------
Name:         Mark A. Belanger
     ------------------------------------------------
Title:        Authorized Executive Committee Member
      -----------------------------------------------


[SIGNATURES CONTINUED ON NEXT PAGE]

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 17

ITHACA TRUMANSBURG ROAD, LLC
By:  Assisted Living Equities, LLC,
         its member


By:       /s/ Mark A. Belanger
   --------------------------------------------------
Name:         Mark A. Belanger
     ------------------------------------------------
Title:        Authorized Executive Committee Member
      -----------------------------------------------



NIAGARA SC WHEATFIELD, LLC
By:  Assisted Living Equities, LLC,
         its member


By:       /s/ Mark A. Belanger
   --------------------------------------------------
Name:         Mark A. Belanger
     ------------------------------------------------
Title:        Authorized Executive Committee Member
      -----------------------------------------------



NIAGARA NASH ROAD, LLC
By:  Assisted Living Equities, LLC,
         its member


By:       /s/ Mark A. Belanger
   --------------------------------------------------
Name:         Mark A. Belanger
     ------------------------------------------------
Title:        Authorized Executive Committee Member
      -----------------------------------------------


 [SIGNATURES CONTINUED ON NEXT PAGE]

Ithaca Bundy Road, LLC
Ithaca Trumansburg Road, LLC
Niagara SC Wheatfield, LLC
Niagara Nash Road, LLC
Clinton Brookside Drive, LLC
Glastonbury Fairway Crossing, LLC
Rockland Veterans Memorial Drive, LLC
May 31, 2000
Page 18

CLINTON BROOKSIDE DRIVE, LLC
By:  Assisted Living Equities, LLC,
         its member


By:       /s/ Mark A. Belanger
   --------------------------------------------------
Name:         Mark A. Belanger
     ------------------------------------------------
Title:        Authorized Executive Committee Member
      -----------------------------------------------


GLASTONBURY FAIRWAY CROSSING, LLC
By:  Assisted Living Equities, LLC,
         its member


By:       /s/ Mark A. Belanger
   --------------------------------------------------
Name:         Mark A. Belanger
     ------------------------------------------------
Title:        Authorized Executive Committee Member
      -----------------------------------------------


ROCKLAND VETERANS MEMORIAL DRIVE, LLC
By:  Assisted Living Equities, LLC,
         its member


By:       /s/ Mark A. Belanger
   --------------------------------------------------
Name:         Mark A. Belanger
     ------------------------------------------------
Title:        Authorized Executive Committee Member
      -----------------------------------------------


ALTERRA HEALTHCARE CORPORATION


By:       /s/ Mark W. Ohlendorf
   --------------------------------------------------
Name:         Mark W. Ohlendorf
     ------------------------------------------------
Title:        Senior Vice President
      -----------------------------------------------